EXHIBIT 10.17

cbmx
COMBIMATRIX
CORPORATION

6500 Harbour Heights Pkwy
Muklteo, WA 98275

Tel 425.493.2000
Fax 425.493.2010

www.combimatrix.com

Via Overnight Courier
25 March 2003
Stefan Willemsen
Roche Diagnostics GmbH
Nonenwald 2
82377 Penzberg
Germany

First Addendum to Roche/CBMX Research and Development Agreement

Dear Stefan:
As we discussed, we need to update Annex I in the current R&D Agreement to update the project milestones and priorities of the Committee and to add in completed milestones for the sake of completeness.

Please sign both copies of this letter with a revised Annex I to substitute in the revised Annex I.

Sincerely,
Combimatrix Corporation

/s/ Jeff Oster

Jeff Oster
Sr. Vice President for Intellectual Property

Agreed to substitute revised Annex I
Roche Diagnostics GmbH

/s/ Stefan Willemsen
Stefan Willemsen

Annex I
Development Program and Payment Schedule

A  1 K System

Product	Due Date	Deliverable	Milestone Payment In Mio US $
*	*	*	*
* *	* * * * *	* * * * *	* * * *

* Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.

*	* *	* *	* *
*	* * * *	* * * *	* * *
*	*	*
*	* *	* * *	* *

* Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.

*	*	*	*
*	* *	* * *	* *

B

10 K System and other development projects

*	*	*	*
*	*	*	*
*	*	*
*	* *	* *

* Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.